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                                                                 EXHIBIT 10.18H


                          THIRD AMENDMENT TO LOAN AGREEMENT


          This Third Amendment to Loan Agreement is made as of January 30, 1998, between International Wireless Communications Holdings, Inc., a Delaware corporation (the "BORROWER"), and Toronto Dominion Investments, Inc. ("TDI").

          The Borrower, TDI and certain other Lenders named therein are parties to a Loan Agreement dated as of August 18, 1997, as amended on December 30, 1997 and January 15, 1998 (the "LOAN AGREEMENT"). Each capitalized term which is used and not otherwise defined in this Third Amendment has the meaning which the Loan Agreement assigns to that term.

          The Borrower has informed the Lenders that it anticipates that it will not enter into an engagement agreement described in Section 7(c)(iii)(D) of the Exchange Agreement dated as of August 18, 1997, among Borrower and the Persons named therein, on or before January 31, 1998, and has requested that the Lenders amend Section 6.01(o) of the Loan Agreement as set forth in this Third Amendment. TDI (which, by itself, constitutes Requisite Lenders) has agreed to make such amendment.

          Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Section 6.01(o) of the Loan Agreement is hereby amended by deleting the date "January 31, 1998" and replacing such date with "February 7, 1998."

          2. Except as amended by Section 1 above, the Loan Agreement remains in full force and effect. The Borrower represents and warrants that, after giving effect to the amendment set forth in Section 1 above (if necessary), no Default or Potential Event of Default is in existence as at the date hereof.


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     The Borrower and TDI have caused this Third Amendment to be executed and delivered as of the date first set forth above.

                                        INTERNATIONAL WIRELESS COMMUNICATIONS
                                        HOLDINGS, INC.

                                        By: /s/ AARTI C. GURNANI
                                           --------------------------------
                                        Its: VICE PRESIDENT, LEGAL AFFAIRS
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                                        TORONTO DOMINION INVESTMENTS, INC.

                                        By: /s/ MARTHA GARIEPY
                                           --------------------------------
                                        Its: VICE PRESIDENT
                                            -------------------------------